                                                                 Exhibit 10.27


                  THIRD AMENDMENT TO THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Third Amendment") is made as of October 15, 1997, by and among Citadel Communications Corporation, a Nevada corporation (the "Company"); the investors whose names are designated on the Snider Signature Page to this Second Amendment as "Snider Co-Investors" (the "Snider Co-Investors"); Philip J. Urso ("Urso"); the investors whose names are designated on the Urso Signature Page to the Second Amendment to Third Amended and Restated Registration Rights Agreement dated as of September 26, 1997 as "Urso Co-Investors" (the "Urso Co-Investors"); The Endeavour Capital Fund Limited Partnership, an Oregon limited partnership ("Endeavour"); the investors whose names are designated on the Signature Pages to the First Amendment to Third Amended and Restated Registration Rights Agreement dated as of December 31, 1996 (the "First Amendment"), as "Endeavour Co-Investors" (the "Endeavour Co-Investors"); the investors whose names are listed on the Investor Signature Pages (herein referred to collectively as the "Original Investors" and individually as an "Original Investor") of that certain Third Amended and Restated Registration Rights Agreement dated as of June 28, 1996 (the "Registration Rights Agreement") between the Company, the Original Investors and, with respect to section 4(a) of the Registration Rights Agreement, Lawrence R. Wilson and Claire Wilson (collectively, "Wilson"); and Wilson. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.

                                    RECITALS

         A. As of June 28, 1996, the Company and the Investors entered into that certain Securities Purchase and Exchange Agreement (the "Securities Purchase and Exchange Agreement"). In connection with the execution of the Securities Purchase and Exchange Agreement, the Company, the Investors and Wilson executed the Registration Rights Agreement.

         B. In connection with the execution of the First and Second Amendments, the Company, the Investors, Wilson, Endeavor, the Endeavour Co-Investors, Urso and the Urso Co-Investors executed the Registration Rights Agreement, as amended by the First Amendment and the Second Amendment.

         C. The Snider Co-Investors are the respective sole owners of all of the outstanding stock of Snider Corporation, an Arkansas corporation (owned by T. Snider and J. Snider), and of Snider Broadcasting Corporation, an Arkansas corporation (owned by D. Snider and Arnold) (such corporations, collectively, the "Snider Entities"). As of June 2, 1997, the Company and Citadel entered into Merger Agreements with the respective Snider Entities and their respective shareholders (the "Merger Agreements"). Pursuant to the Merger Agreements, each of the Snider Entities will merge with Citadel, with Citadel to be the surviving corporation. In consideration of such mergers, the Snider Co-Investors will receive Series G Preferred Stock.

         D. In order to induce the Snider Co-Investors to consummate the transactions contemplated by the Merger Agreements, the parties to this Third Amendment wish to amend the Registration Rights Agreement to grant registration rights to the Snider Co-Investors to the same extent as the Original Investors under the Registration Rights Agreement.

         E. In connection with the transactions contemplated by the Merger Agreements, the Company, the Snider Co-Investors, and certain other parties have also agreed to enter into the following agreements, each dated as of the date hereof: that certain Fourth Amendment to Second Amended and Restated Stockholders Agreement; that certain Fourth Amendment to Securities Purchase and Exchange Agreement; and that certain Fourth Amended and Restated Voting Agreement (together with this Third Amendment, the Merger Agreements, and the transactions contemplated thereby, the "Contemplated Transactions").

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Third Amendment agree as follows:

         1. Consents and Waivers. The Original Investors, Endeavour, the Endeavour Co-Investors, Urso and the Urso Co-Investors hereby consent to this Third Amendment and inclusion of the Snider Co-Investors as "Investors" under the Registration Rights Agreement. Further, the Original Investors, Endeavour, the Endeavour Co-Investors, Urso and the Urso Co-Investors waive any rights they may have pursuant to Section 11 of the Registration Rights Agreement in connection with the Contemplated Transactions.

         2. Amendments.

            (a) Section 1 of the Registration Rights Agreement is amended by deleting the definitions of "Additional Preferred Stock" and "Preferred Stock" and adding the following definitions in appropriate alphabetical order:

                "Additional Preferred Stock" shall mean any additional shares of preferred stock issued by the Company other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock.

                "Investor" and "Investors" shall mean those investors whose names are listed on the Investor Signature Pages of this Agreement, Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors and the Snider Co-Investors.

                  "Original Investors" shall mean the investors whose names are listed on the Investor Signature Pages of this Agreement prior to the execution of the First Amendment.

                  "Preferred Stock" shall mean the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Additional Preferred Stock, collectively.

                  "Series G Preferred Stock" shall mean the Series G Convertible Preferred Stock, par value $.001 per share, of the Company.

                  "Snider Co-Investors" shall mean and refer, individually and collectively, to those individuals who are designated on the Snider Signature Page to the Third Amendment as the "Snider Co-Investors."

                  "Third Amendment" shall mean that Third Amendment to this Agreement dated as of October 15, 1997, among the Company, the Original Investors, Wilson, Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors and the Snider Co-Investors.

                  (b) The parties listed on the Snider Signature Page for this Third Amendment shall be deemed parties to the Registration Rights Agreement, as amended, and are deemed added to the Investor Signature Pages to the Registration Rights Agreement, as amended.

                  (c) The following additional Section (l) will be added to
Section 12 of the Registration Rights Agreement:

                      (l) Incorporation of Recitals. The Recitals set forth in the Third Amendment are incorporated herein.

         3. Choice of Law. This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of Arizona, without regard to any provision or rule of the laws of the State of Arizona which would otherwise cause the laws of a jurisdiction other than the State of Arizona to be applied.

         4. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                       CITADEL COMMUNICATIONS CORPORATION


                                       By
                                         -----------------------------------
                                       Its
                                          ----------------------------------

                                       -------------------------------------
                                       Lawrence R. Wilson
                                       (for purposes of Section 4(a) of the
                                       Registration Rights Agreement only)

                                       -------------------------------------
                                       Claire Wilson
                                       (for purposes of Section 4(a) of the
                                       Registration Rights Agreement only)

                                       ABRY BROADCAST PARTNERS II, L.P.

                                       By ABRY CAPITAL, L.P.
                                          Its  General partner

                                          By ABRY HOLDINGS, INC.
                                             Its General Partner

                                             By
                                               -----------------------------
                                             Its
                                               -----------------------------

                                       ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                                       By ABRY CAPITAL, L.P.
                                          Its General Partner

                                          By ABRY HOLDINGS, INC.
                                             Its General Partner

                                             By
                                               -----------------------------
                                             Its
                                               -----------------------------

             [SIGNATURE PAGE FOR SECOND AMENDMENT TO THIRD AMENDED
                   AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                             BAKER, FENTRESS & COMPANY

                                             By
                                               --------------------------------
                                                Its
                                                   ----------------------------

                                             OPPENHEIMER & CO., INC.

                                             By
                                               --------------------------------
                                                Its
                                                   ----------------------------

                                             BANK OF AMERICA, NT&SA, a National
                                             Trust and Savings Association

                                             By
                                               --------------------------------
                                                Its
                                                   ----------------------------

                                             BOFA CO-INVESTORS:

                                                        *
                                             ----------------------------------
                                             Christopher J. Perry
                                                        *
                                             ----------------------------------
                                             Robert F. Perille
                                                        *
                                             ----------------------------------
                                             M. Ann O'Brien
                                                        *
                                             ----------------------------------
                                             Ford S. Bartholow
                                                        *
                                             ----------------------------------
                                             Jeffrey M. Mann
                                                        *
                                             ----------------------------------
                                             Matthew W. Clary
                                                        *
                                             ----------------------------------
                                             Sheryl E. Bartol
                                                        *
                                             ----------------------------------
                                             Andrea P. Joselit

                                             * By:
                                                  -----------------------------
                                                Name:
                                                Attorney-In-Fact

             [ENDEAVOUR SIGNATURE PAGE FOR SECOND AMENDMENT TO THIRD
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                   ENDEAVOUR:

                                   THE ENDEAVOUR CAPITAL FUND LIMITED
                                   PARTNERSHIP

                                   By DVS Management, Inc.
                                       Its General Partner

                                       By
                                         ------------------------------------
                                         Its
                                            ---------------------------------

                                   ENDEAVOUR CO-INVESTORS:

                                               *
                                   ------------------------------------------
                                   Joseph P. Tennant

                                   THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                                       By      *
                                         ------------------------------------
                                            Richard M. Schafbuch, Trustee

                                       By      *
                                         ------------------------------------
                                            Susan P. Schafbuch, Trustee

                                    BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP

                                    By     *
                                      ---------------------------------------
                                      Its
                                         ------------------------------------

                                           *
                                    -----------------------------------------
                                    Tal Johnson

                                           *
                                    -----------------------------------------
                                    Edward T. Hardy

                                           *
                                    -----------------------------------------
                                    Ralph W. McKee

                                    * By:
                                         ------------------------------------
                                        Name:
                                        Attorney-In-Fact

           [URSO SIGNATURE PAGE FOR SECOND AMENDMENT TO THIRD AMENDED
                   AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                      URSO:

                                      ---------------------------------------
                                      Philip J. Urso

                                      URSO CO-INVESTORS:
                                             *
                                      ---------------------------------------
                                      Phillip Norton
                                             *
                                      ---------------------------------------
                                      Richard Poholek
                                             *
                                      ---------------------------------------
                                      Karen Kutniewski
                                             *
                                      ---------------------------------------
                                      Pat Bowen
                                             *
                                      ---------------------------------------
                                      Tom Jenkins
                                             *
                                      ---------------------------------------
                                      Juliet Rice
                                             *
                                      ---------------------------------------
                                      Jeff Thompson
                                             *
                                      ---------------------------------------
                                      M. Linda Urso
                                             *
                                      ---------------------------------------
                                      Mark Urso

                                      * By:
                                           ----------------------------------
                                         Name:
                                         Attorney-In-Fact

           [SNIDER SIGNATURE PAGE FOR THIRD AMENDMENT TO THIRD AMENDED
                   AND RESTATED REGISTRATION RIGHTS AGREEMENT]



                                     SNIDER CO-INVESTORS:


                                     -----------------------------------
                                     Ted L. Snider, Sr.
                                     Address: 571 Valley Club Circle
                                              Little Rock, Arkansas 72212

                                     ------------------------------------
                                     Jane J. Snider

                                     ------------------------------------
                                     Ted L. Snider, Jr.

                                     ------------------------------------
                                     Calvin G. Arnold